EXHIBIT 99.1

NATIONAL AMERICAN UNIVERSITY AND CAMDEN LEARNING
CORPORATION TO MERGE

Conference Call Scheduled for Wednesday August 12th at 11:00am EST

RAPID CITY, SD and BALTIMORE, MD – August 10, 2009 – Dlorah, Inc., a privately-held company doing business as National American University, and Camden Learning Corporation, a publicly-held company (OTCBB: Units: “CAELU,” Common Stock: “CAEL,” Warrants: “CAELW”), today jointly announced they have entered into an Agreement and Plan of Reorganization through which Dlorah and Camden will merge and the combined entity will be a publicly-held company.  The transaction is expected to close in November 2009.

Dlorah, Inc., through its division, National American University, operates a private, for-profit university with 16 regionally-accredited locations in seven states, offering courses in traditional, accelerated and distance learning formats.  In addition to its campus locations, National American University offers an extensive array of online program offerings.  National American University offers undergraduate and graduate career-oriented technical and professional degree programs for traditional, working adult and international learners.  The university offers core academic programs in accounting, applied management, business administration, nursing, health care and information technology.  The university also offers graduate degree programs that include a Master of Business Administration and a Master of Management.

The senior management of National American University, led by Dr. Jerry Gallentine (University President), Dr. Ronald Shape (CEO and interim CFO), and Dr. Sam Kerr (Provost and General Counsel), will continue to lead the university.  Mr. Robert Buckingham will continue to serve as the Chairman of the Board.

“It is important for National American University to uphold our mission of welcoming students of diverse interests, cultures and abilities, and preparing them for professions and careers in health care, business and business-related fields by providing quality higher education in a caring and supportive environment,” said Dr. Shape.  “By becoming a publicly-held company, National American University will have additional financial resources to grow while continuing to carry out its mission.”

Mr. Buckingham stated, “The Buckingham family is very pleased with this transaction and believes National American University will benefit greatly by being public.  The strong management team which has led the university for a number of years will continue to deliver the university’s academic programs and services to students from all over the world.”

David Warnock, Chairman of the Board of Camden, added, “Camden Learning was focused on delivering a merger partner with a high probability of creating significant long term value for our stockholders and we believe National American University is the ideal partner.  We are impressed with National American University’s management depth, international reach and growth prospects.  National American University is a leader in attractive and growing market segments like nursing and online education, where its programs have been growing rapidly both domestically and internationally.  Camden Partners looks forward to being a long term investor in the combined entity.”

The transaction is valued at approximately $162 million based upon a pro forma fully diluted enterprise value.  In connection with the transaction, the stockholders of Dlorah will receive a combination of restricted common stock, warrants and shares of a new class of Camden stock equal to an aggregate of not less than 70% of the fully diluted equity of Camden following the closing.  Upon completion of the transaction, Camden will change its name to “NAU Holdings, Inc.” and Dlorah will be its wholly-owned subsidiary.

The consummation of the transaction is subject to approval by Camden’s stockholders and National American University’s education regulatory agencies, as well as other customary closing conditions.  It is also a requirement that no more than 30% of the common stock issued in Camden’s initial public offering be voted against the transaction and in favor of conversion of such stock into a pro rata portion of the trust account held by Camden for the benefit of its public stockholders.  In addition, Camden will call a special meeting of its warrantholders to seek approval of an amendment to the warrant agreement to allow Camden to redeem all outstanding warrants for $0.50 per warrant immediately prior to the consummation of the transaction.

In addition, Camden will call a special meeting of its warrantholders to seek approval of an amendment to the warrant agreement to allow Camden to redeem all outstanding warrants for $0.50 per warrant upon consummation of the Transaction.

Camden will file a proxy statement with the Securities and Exchange Commission in connection with a special meeting of its stockholders to seek approval of the transaction, as well as certain other matters in connection with the transaction.

Additional information regarding Camden, Dlorah, the transaction and related matters will be available on the Form 8-K to be filed by Camden, a copy of which may be obtained without charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

Conference Call

Management of Camden Learning and National American University will conduct a conference call to discuss the transaction on Wednesday, August 12, 2009 at 11:00am ET.  Interested parties may participate in the call by dialing 866-832-6356 (706-758-7383 for international callers).  Please call in 10 minutes before the call is scheduled to begin, and ask for the Camden Learning call (conference ID # 24712687).

About Camden Learning Corporation

Camden is a special purpose acquisition company formed in 2007 for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets.  Camden’s initial public offering was consummated on December 5, 2007 and it received net proceeds of approximately $53 million through the sale of 6,250,000 units, including 376,300 units pursuant to the underwriters’ over-allotment option, at $8.00 per unit.  Each unit is comprised of one share of Camden common stock and one warrant with an exercise price of $5.50.  As of May 31, 2009, Camden held approximately $52.8 million (or approximately $7.92 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction.

About National American University

Accredited by the Higher Learning Commission and a member of the North Central Association of Colleges and Schools, National American University has been providing quality career education since 1941.  National American University opened the first campus in Rapid City, S.D., and the university has grown to 16 locations throughout the central United States.  In 1996, National American University started developing online courses through its distance learning virtual campus, and today offers students the flexibility and convenience to take classes when it fits their busy lifestyle.  Undergraduate program offerings vary from diploma, associate and bachelor’s degrees in areas ranging from accounting, allied health, athletic training, business, criminal justice, healthcare management, information technology, legal studies, organizational leadership, veterinary technology and nursing.  The university added graduate studies programs in 2000 and offers Master of Management and Master of Business Administration degrees.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Camden, Dlorah and Camden’s business after completion of the proposed transactions.  Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, which are based upon the current beliefs and expectations of the management of Camden and Dlorah, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changing interpretations of generally accepted accounting principles, continued compliance with government regulations, changing legislation or regulatory environments, requirements or changes affecting the business in which Dlorah is, and Camden will be, engaged, management of rapid growth, intensity of competition, general economic conditions, as well as other relevant risks detailed in Camden’s filings with the Securities and Exchange Commission.  The information set forth herein should be read in light of such risks.  Neither Camden nor Dlorah assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.  Camden, Dlorah and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Camden’s stockholders to be held to approve the transactions described herein and of Camden’s warrantholders to amend the terms of the warrant agreement.  The underwriters of Camden’s initial public offering may provide assistance to Camden, Dlorah and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies.  A substantial portion of the underwriters’ fees relating to Camden’s initial public offering were deferred pending stockholder approval of Camden’s initial business combination, and stockholders and warrantholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.  In connection with the proposed transaction, Camden will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement.  Camden’s stockholders and warrantholders are advised to read, when available, the proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meetings because these documents will contain important information.  The definitive proxy statement will be mailed to Camden’s stockholders and warrantholders as of a record date to be established for voting.  Camden’s stockholders and warrantholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Camden Learning Corporation, 500 East Pratt Street, Suite 1200, Baltimore, MD 21202.  The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s website at http://www.sec.gov.

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Contacts:

Camden Learning Corporation
Contact: Mr. David Warnock
410-878-6800
dwarnock@camdenpartners.com

Dlorah, Inc.
Contact: Dr. Ronald Shape
605-721-5220
rshape@national.edu